CALVERT MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT DATED DECEMBER 17, 2008

Fund                                                                                                  Prospectus Date

Calvert Social Investment Fund Money Market Portfolio           January 31, 2008, as revised

                                                                                                                 September 16, 2008

Calvert Cash Reserves Institutional Prime Fund                          January 31, 2008

Calvert Tax-Free Reserves Money Market Portfolio                    April 30, 2008

Calvert First Government Money Market Fund                           April 30, 2008

Ameritas Money Market Portfolio                                                  April 30, 2008

The following supplements and replaces any contrary information in each Prospectus and replaces the Prospectus Supplement dated November 5, 2008.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, each fund listed above (each a “Fund”) enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The Board of Trustees of each Fund has determined that it would be in the best interest of the Fund to participate in the extension of the Program.

The Program provides coverage to shareholders of each Fund for amounts that they held in the Fund as of the close of business on September 19, 2008. Any increase in the number of shares in a Fund held by a shareholder after the close of business on September 19, 2008, will not be guaranteed. Any purchase of shares of a Fund after the close of business on September 19, 2008, will not be guaranteed. If shares of a Fund held by a shareholder as of close of business on September 19, 2008, are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (1) the amounts held by the shareholder in the Fund as of close of business on September 19, 2008, or (2) the amounts held by the shareholder in the Fund on the date the guarantee is triggered.  A shareholder who sells all of his or her shares after September 19, 2008 (and before the guarantee is triggered), will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the Fund or in another money market fund that is participating in the Program.

Under the terms of the Program, the guarantee is triggered if the Board of the Fund makes a determination to liquidate the Fund. For shares covered by the guarantee, any difference between the amount a shareholder received in connection with the liquidation and $1.00 per share will be covered under the Program by the U.S. Department of Treasury, subject to the overall amount available to all money market funds participating in the Program. At the Program’s inception, approximately $50 billion was available to support all participating money market funds.

As discussed above, the term of the Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program beyond April 30, 2009, the Board of Trustees of each Fund will consider whether to continue to participate.

In order to participate in the Program, each Fund has paid a participation fee of 0.025% of the Fund’s net assets as of September 19, 2008.  If the Secretary of the Treasury elects to extend the Program beyond April 30, 2009, the Board will consider whether the Fund should continue to participate.

For additional information on the Program, visit the U.S. Treasury Department’s website at www.ustreas.gov.